UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 26, 2005

                            REINHOLD INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       DELAWARE                             0-18434              13-2596288
--------------------------------------------------------------------------------
 (State or other jurisdiction        (Commission File Number) (I.R.S. Employer
  of incorporation or organization)                          Identification No.)

12827 East Imperial Highway, Santa Fe Springs, California               90670
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)

                                 (562) 944-3281
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
  (17 CFR 240.14a-12)
_ Pre-commencement communications pursuant to Rule 14d-2(b)
  under the Exchange Act (17 CFR 240.14d-2(b))
_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 26, 2005, the Registrant announced that it had entered into an agreement to sell its NP Aerospace Limited subsidiary to TCG Guardian 2 Limited ("TCG"), an affiliate of The Carlyle Group, for approximately $53,400,000 in cash. The purchase price is subject to a post-closing adjustment. The closing of the sale is conditioned upon approval of the sale by the Registrant's stockholders. The closing will take place as soon as practicable after approval by the Registrant's stockholders. A copy of the press release announcing the sale is being filed as Exhibit 99 to this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable.
         (b)      Not Applicable
         (c)      Not Applicable
         (d)      Exhibits

                  2 Share Sale Agreement, dated September 26, 2005, between Reinhold Industries, Inc. and TCG Guardian 2

                  99       Press Release dated September 26, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            REINHOLD INDUSTRIES, INC.


Date:  September  27, 2005                  By:   /s/ Brett Meinsen
                                                  ----------------------
                                                  Name:  Brett Meinsen
                                                  Title:    Treasurer